FOR IMMEDIATE RELEASE: August 13, 2025 Centrus Announces Pricing of Oversubscribed and Upsized Private Offering of Zero-Coupon Convertible Senior Notes Due 2032 BETHESDA, Md. – Centrus Energy Corp. (NYSE American: LEU) (“Centrus”) today announced the pricing of $700 million aggregate principal amount of 0% Convertible Senior Notes due 2032 (the “Notes”) in an upsized private offering (the “Offering”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The aggregate principal amount of the offering was increased from the previously announced offering size of $650 million. In connection with the Offering, Centrus has granted the initial purchasers of the Notes an option to purchase, for settlement within the 13-day period beginning on, and including, the date on which the Notes are first issued, up to an additional $105 million aggregate principal amount of the Notes on the same terms and conditions. The sale of the Notes to the initial purchasers is expected to settle on August 18, 2025, subject to customary closing conditions. The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. Special interest will accrue on the Notes in the circumstances and at the rates described in the offering memorandum relating to the Offering. The Notes will mature on August 15, 2032, unless earlier repurchased, redeemed or converted in accordance with their terms prior to such date. The conversion rate for the Notes will initially be 4.3551 shares of Class A common stock of Centrus, per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $229.62 per share of Class A common stock of Centrus, which represents a conversion premium of approximately 22.5% to the last reported sale price of the Class A common stock of Centrus on The NYSE American LLC on August 13, 2025). The conversion rate will be subject to adjustment in certain circumstances. In addition, following certain corporate events that occur prior to the maturity date or Centrus’ delivery of a notice of redemption, Centrus will increase, in certain circumstances, the conversion rate for a holder who elects to convert its Notes in connection with such a corporate event or notice of redemption, as the case may be. Prior to the close of business on the business day immediately preceding May 15, 2032, the Notes will be convertible at the option of the holders of the Notes only upon the satisfaction of specified conditions and during certain periods. On or after May 15, 2032 until the close of business on the second scheduled trading day immediately prior to the maturity date, the Notes will be convertible, at the option of the holders of Notes, at any time regardless of such conditions. Upon conversion, Centrus will pay cash up to the aggregate principal amount of the Notes to be converted and pay or deliver, as the case may be, cash, shares of Class A common stock of Centrus or a combination of cash and shares of Class A common stock of Centrus, at Centrus’ election, in respect of the remainder, if any, of the conversion obligation in excess of the aggregate principal amount of the Notes being converted. Centrus will not be able to redeem the Notes prior to August 20, 2029. On or after August 20, 2029, Centrus may redeem the Notes at its option if the last reported sale price of the Class A common stock of Centrus has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on and including the trading day immediately preceding the date on which Centrus provides notice of redemption, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid special interest, if any, to, but excluding, the redemption date. Holders of the Notes will have the right to require Centrus to repurchase all or a portion of their Notes upon the occurrence of a fundamental change (as defined in the indenture governing the Notes) in cash at a fundamental change repurchase price of 100% of their principal amount plus any accrued and unpaid special interest, if any, to, but not including, the fundamental change repurchase date. When issued, the Notes will be Centrus’ senior unsecured obligations and will rank senior in right of payment to any of Centrus’ unsecured indebtedness that is expressly subordinated in right of payment to the Notes; rank equal in right of payment to any of Centrus’ unsecured indebtedness that is not so subordinated, including Centrus’ 2.25% Notes due 2030; effectively rank junior in right of payment to any of Centrus’ secured indebtedness, to the extent of the value of the assets securing such indebtedness; and rank structurally junior to all indebtedness and other liabilities (including trade payables, but excluding intercompany obligations and liabilities of a type not required to be reflected on a balance sheet of such subsidiaries in accordance with GAAP) of Centrus’ subsidiaries. Centrus estimates that the net proceeds from the Offering will be approximately $680.0 million (or approximately $782.1 million if the initial purchasers exercise their option to purchase additional Notes in full), after deducting fees and estimated expenses. Centrus intends to use the net proceeds from this offering for general corporate purposes. The Notes were offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the Notes and the shares of Class A common stock of Centrus issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, the Notes and such shares, if any, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes (or any shares of Class A common stock of Centrus issuable upon conversion of the Notes) in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction. About Centrus Energy Corp.

Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High- Assay, Low-Enriched Uranium and is leading the effort to restore America’s uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com. Forward Looking Statements This news release contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “believes”, “will”, “should”, “could”, “would” or “may” and other words of similar meaning. Statements regarding the timing and amount of the Offering, including the consummation of the Offering, the terms of the Offering, the satisfaction of customary closing conditions with respect to the Offering and the use of the net proceeds of the Offering are also forward-looking statements. These forward-looking statements are based on information available to us as of the date of this news release and represent management's current views and assumptions with respect to future events and operational, economic and financial performance. Forward-looking statements are not guarantees of future performance, events or results and involve known and unknown risks, uncertainties and other factors, which may be beyond our control. For Centrus, particular risks and uncertainties (hereinafter “risks”) that could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: risks related to the U.S. Department of Energy (“DOE”) not issuing any major task orders to any contract awardee under any of the Indefinite Delivery, Indefinite Quantity (“IDIQ”) contract awarded by DOE to our subsidiary American Centrifuge Operating LLC (“ACO”) on October 16, 2024 for the production of high-assay low-enriched uranium (“HALEU”) (“HALEU Production Contract”), the IDIQ contract awarded by DOE to ACO on December 10, 2024 for expansion of domestic low enriched uranium (“LEU”) production (“LEU Production Contract”), or the IDIQ contract awarded by DOE to ACO on October 24, 2024 for the deconversion of HALEU (“HALEU Deconversion Contract”); risks related to us not winning a task order under the HALEU Production Contract, LEU Production Contract and HALEU Deconversion Contract to expand the capacity of the American Centrifuge plant; risks related to DOE not providing adequate share of the appropriated funding to us under any of the HALEU Production Contract, LEU Production Contract, or HALEU Deconversion Contract; risks related to our ability to secure financing to expand our plant for LEU or HALEU or expand it to the level that would make it commercially viable; risks related to the DOE not exercising additional options under of Phase 3 of the HALEU Operation Contract or awarding a third party to continue the HALEU Operation Contract; risks related to our inability to increase capacity for HALEU or LEU in a timely manner to meet market demand or our contractual obligations; risks related to DOE not awarding any contracts to us in response to our future proposals; risks related to the geopolitical conflicts and the imposition of sanctions or other measures, including bans or tariffs, by (i) the U.S. or foreign governments and institutions such as the European Union, (ii) organizations (including the United Nations or other international organizations), and/or (iii) entities (including private entities or persons), that could directly or indirectly impact our financial position or ability to obtain, deliver, transport or sell LEU or the separate work units (“SWU”) and natural uranium hexafluoride components of LEU delivered to us under the existing supply contract with the Russian government-owned entity, TENEX, Joint-Stock Company (“TENEX”) (“TENEX Supply Contract”) or other supply contracts or make related payments or deliveries of natural uranium hexafluoride to TENEX; risks related to laws or other government measures that ban, delay or restrict (i) imports of Russian LEU into the United States, including but not limited to the “Prohibiting Russian Uranium Imports Act” (“Import Ban Act”) or (ii) transactions with the Russian State Atomic Energy Corporation or its subsidiaries, which include TENEX or (iii) exports of Russian LEU from Russia to the United States or any entity that is a U.S. entity or that transacts with a U.S. entity, including but not limited to

Russian Federal Decree No. 1544, passed on November 14, 2024 (the “Russian Decree”); risks related to our potential inability to secure additional U.S. government waivers from the “Prohibiting Russian Uranium Imports Act” (the “Import Ban Act”) in a timely manner or at all in order to allow us to continue importing Russian LEU under the TENEX Supply Contract or implementing the TENEX Supply Contract; risks related to TENEX's refusal or its prohibition or inability to deliver, or timely deliver, LEU to us for any reason including (i) U.S. or foreign government sanctions, bans, or decrees imposed on LEU from Russia or on TENEX, (ii) TENEX being unable, prohibited or unwilling to receive payments, receive the return of natural uranium hexafluoride, or conduct other activities related to the TENEX Supply Contract, (iii) TENEX elects, or is directed (including by its owner or the Russian government), to limit, pause or stop transactions with us or with the United States or other countries or (iv) TENEX is unable to secure specific export licenses from the Russian authorities as required by the Russian Decree for each shipment or secure them in a timely manner to ship Russian LEU to the United States, or such export licenses, once secured, are subsequently rescinded prior to shipment; risks related to laws, sanctions or other government measures that prohibit or restrict doing business with TENEX; risks related to disputes with third parties, including contractual counterparties, that could result if we do not receive timely deliveries of LEU under the TENEX Supply Contract and are unable to rely on contractual protections; risks related to our dependence on others, such as TENEX, under the TENEX Supply Contract, a subsidiary of Orano Cycle (“Orano”), under our long-term commercial supply agreement with Orano, and other suppliers (including, but not limited to, transporters, fabricators or converters) who provide, or deliver, us the goods and services we need to conduct our business and any resulting negative impact on our liquidity; risks related to our ability to sell, transport or deliver the LEU we procure pursuant to our purchase obligations under our supply agreements and the impacts of sanctions or limitations on imports of such LEU, including those imposed under the 1992 Russian Suspension Agreement, as amended, international trade legislation and other international trade restrictions including but not limited to the Import Ban Act and Russian Decree; risks related to the increasing quantities of LEU being imported into the United States from China and the impact on our ability to make future LEU or SWU sales or ability to finance any build out of our enrichment capacities; risks related to change in laws, tariffs or other government measures that would lift, lower or relax such laws, tariffs or government measures to allow the importation of LEU, or increase its cost, from Russia or other countries with restrictions; related to not being able to sell the Russian LEU we may be allowed to import in 2026 or 2027 for any reason, even if we secure waivers, including customers having filled their fuel needs for those years; risks related to whether or when government funding or demand for HALEU for government or commercial uses will materialize and at what level; risks regarding funding for continuation and deployment of the American Centrifuge technology; risks related to (i) our ability to perform under our agreement with the DOE to deploy and operate a cascade of centrifuges to demonstrate production of HALEU for advanced reactors (the “HALEU Operation Contract”), (ii) our ability to obtain new contracts and funding to be able to continue operations and (iii) our ability to obtain and/or perform under other agreements; risks that (i) we may not obtain the full benefit of the HALEU Operation Contract and may not be able or allowed to operate the HALEU enrichment facility to produce HALEU after the completion of the HALEU Operation Contract or (ii) the output from the HALEU enrichment facility may not be available to us as a future source of supply; risks related to existing or new trade barriers, and related to contract terms, that limit our ability to procure LEU for, or sell, transport or deliver LEU to, customers; risks related to pricing trends and demand in the uranium and enrichment markets and their impact on our profitability; risks related to the movement and timing of customer orders; risks related to the fact that we face significant competition from major LEU producers who may be less cost sensitive or are wholly or partially government owned; risks that our ability to compete in foreign markets may be limited for various reasons, including policies that favor indigenous suppliers over foreign suppliers of goods and services; risks related to the fact that our revenue is largely dependent on our largest customers; risks related to our backlog, including uncertainty concerning customer actions under current contracts and in future contracting attributable to market conditions, global events or other factors, including our lack of current production capability; risks related to natural and other disasters, including the continued impact of the March 2011 earthquake and tsunami in Japan on the nuclear industry and on our business, results of operations and prospects; risks related to financial difficulties experienced by customers or suppliers, including possible bankruptcies, insolvencies, or any other situation, event or occurrence that affect the ability of others to pay for our products or services in a timely manner or at all; risks related to pandemics, endemics, and other health crises; risks related to the impact and potential extended duration of a supply/demand imbalance in the market for LEU; risks related to reliance on the only firm that has the necessary permits and capability to transport LEU from Russia to the United States and that firm's ability to maintain those permits and capabilities or secure additional permits; risks related to a government shutdown or lack of funding that could result in program cancellations, disruptions and/or stop work orders and could limit the U.S. government's ability to make timely payments, including under Executive Order 14158, and our ability to perform our U.S. government contracts and successfully compete for work including under the HALEU Operation Contract; risks related to changes to the U.S. government's appropriated funding levels for HALEU Operation Contract due to the changes in U.S. government policy or other reasons; risks related to uncertainty regarding our ability to commercially deploy competitive enrichment technology; risks related to the potential for demobilization or termination of the HALEU Operation Contract; risks that we will not be able to timely complete the work that we are obligated to perform; risks related to the government's inability to satisfy its obligations, including supplying government furnished equipment necessary for us to produce and deliver HALEU under the HALEU Operation Contract and processing security clearance applications resulting from a government shutdown or other reasons; risks related to our inability to obtain the government's approval to extend the term of, or the scope of permitted activities under, our lease with the DOE in Piketon, Ohio; risks related to security, including cybersecurity, incidents that may impact our business operations, including incidents that may relate to the ongoing conflict in the Middle East and other regions of concern; risks related to our inability to perform fixed-price and cost-share contracts such as the HALEU Operation Contract, including the risk that costs that we must bear could be higher than expected and the risk related to complying with stringent government contractual requirements; risks related to our inability to attract qualified employees necessary for the potential expansion of our operations in Oak Ridge, Tennessee or Piketon, Ohio; risks related to our long-term liabilities, including our defined benefit pension plan obligations and postretirement health and life benefit obligations; risks related to our 2.25% Convertible Notes maturing in 2030 or being converted early; risks of revenue and operating results fluctuating significantly from quarter to quarter, and in some cases, year to year; risks related to the impact of financial market conditions on our business, liquidity, prospects, pension assets and insurance facilities; risks related to our capital concentration; risks related to the value of our intangible assets related to LEU segment’s backlog and customer relationships; risks related to decisions made by our Class B common stock stockholders regarding their investment in us, including decisions based upon factors that are unrelated to our performance; risks that a small number of holders of our Class A common stock (whose interests may not be aligned with other holders of our Class A common stock) may exert significant influence over the direction of our company and may be motivated by interests that are not aligned with our other Class A stockholders; risks related to (i) the use of our net operating losses (“NOLs”) carryforwards and net unrealized built in losses (“NUBILs”) to offset future taxable income and the use of the Rights Agreement, dated as of April 6, 2016 to prevent an “ownership change” as defined in Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”) and (ii) our ability to generate taxable income to utilize all or a portion of the NOLs prior to the expiration thereof and NUBILs; risks related to failures or security, including cybersecurity, breaches of our information technology systems; risks related to our ability to attract and retain key personnel; risks that we will be unable to obtain new business opportunities or achieve market acceptance of our products and services or that products or services provided by others will render our products or services obsolete or noncompetitive; risks related to actions, including investigations, reviews or audits, that may be taken by the U.S. government, the Russian government, or other governments that could affect our ability to perform under our contractual obligations or the ability of our sources of supply to perform under their contractual obligations to us; risks related to our inability to perform and receive timely payment under our agreements with the DOE or other government agencies, including risks related to the ongoing funding by the government and potential audits; risks related to how aligned we may be, or perceived to be, with any political party, administration, or its policies based on our positions or our political action committee’s advocacy; risks related to changes or termination of our agreements with the U.S. government or other counterparties, or the exercise of contract remedies by such counterparties; risks related to the competitive environment for our products and services; risks related to changes in the nuclear energy industry; risks related to the competitive bidding process associated with obtaining contracts, including government contracts; risks related to potential strategic transactions that could be difficult to implement, that could disrupt our business or that could change our business profile significantly; risks related to the outcome of legal proceedings and other contingencies (including lawsuits and government investigations or audits); risks related to the impact of, or changes to, government regulation and policies or interpretation of laws or regulations, including by the DOE, the Department of Commerce and the Nuclear Regulatory Commission; risks related to the recent U.S. federal government administration’s reliance on executive orders to implement regulatory or trade policy and objectives, which could exacerbate regulatory or, private or public, financing unpredictability; risks of accidents during the transportation, handling, or processing of toxic hazardous or radioactive material that may pose a health risk to humans or animals, cause property or environmental damage, or result in precautionary evacuations, and lead to claims against us; risks associated with claims and litigation arising from past activities at sites we currently operate or past activities at sites that we no longer operate, including the Paducah, Kentucky, and Portsmouth, Ohio, gaseous diffusion plants; and other risks discussed in this news release and in our filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release, in our Annual Report on Form 10-K for the year ended December 31, 2024, and in other documents we file from time to time with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts: Investors: Neal Nagarajan at NagarajanNK@centrusenergy.com Media: Dan Leistikow at LeistikowD@centrusenergy.com